                                                                Exhibit 99.2
                                                                ------------


                  Pro Forma Condensed Financial Statements as of October 31, 2004 and for the Year Then Ended and for the Three
                       Months Ended January 31, 2005
                                 (Unaudited)


The following pro forma consolidated statements of income for the year ended October 31, 2004 and the three months ended January 31, 2005 and the pro forma condensed consolidated balance sheets as of January 31, 2005 give effect to the acquisition of Spacelink International, LLC by Engineered Support Systems, Inc. The pro forma information is based on the audited consolidated financial statements of Engineered Support Systems, Inc. as of October 31, 2004 and for the year then ended and the audited consolidated financial statements of Spacelink International, LLC as of December 31, 2004 and for the year then ended and the adjustments described in the accompanying notes to the pro forma condensed consolidated financial statements.




Engineered Support Systems, Inc.
Pro Forma Consolidated Statements of Income (Unaudited)
For the Year Ended October 31, 2004
(In thousands, except per share amounts)


                                                   ESSI for     Spacelink for                  Pro Forma for
                                                  Year Ended     Year Ended        Pro Forma    Year Ended
                                                  10/31/2004     12/31/2004       Adjustments   10/31/2004
                                                  ----------     ----------       -----------   ----------
Net revenues                                      $  883,630     $   93,487       $             $  977,117

Cost of revenues                                     660,940         74,783                        735,723
                                                  ----------     ----------       --------      ----------

Gross Profit                                         222,690         18,704                        241,394

Selling, general and administrative
expense                                               98,042          5,584          4,243         107,869

Restructuring expense                                     62                                            62

Loss on sale of assets                                 1,290                                         1,290
                                                  ----------     ----------       --------      ----------

Income from Continuing Operations                    123,296         13,120         (4,243)        132,173

Interest expense                                      (1,215)           (93)        (4,387)         (5,695)

Interest income                                          353             29                            382
                                                  ----------     ----------       --------      ----------

Income before income taxes                           122,434         13,056         (8,630)        126,860

Income tax provision                                  46,525                         1,682          48,207
                                                  ----------     ----------       --------      ----------

Net income                                        $   75,909     $   13,056       $(10,312)     $   78,653
                                                  ==========     ==========       ========      ==========

Basic earnings per share                          $     1.95                                    $     2.00
                                                  ==========                                    ==========

Diluted earnings per share                        $     1.82                                    $     1.87
                                                  ==========                                    ==========

Average shares outstanding:
     Basic                                            38,987                           342          39,329
                                                  ==========                      ========      ==========
     Diluted                                          41,799                           342          42,141
                                                  ==========                      ========      ==========

                                     1

Engineered Support Systems, Inc.
Pro Forma Condensed Financial Statements (Unaudited)
For the Year Ended October 31, 2004
(In thousands, except per share amounts)


Note A - Basis of Presentation

On February 7, 2005 Engineered Support Systems, Inc. (the "Company") acquired Spacelink International, LLC ("Spacelink"), which designs, integrates, operates and maintains deployed satellite and wireless networks for the U.S. Department of Defense, the U.S. intelligence community and other forward deployed federal agencies and multinational organizations worldwide. The purchase price including acquisition costs, net of $1,822 cash acquired, of $149,705 was financed with 342 shares of the Company's common stock valued at $13,243 and with $136,462 of borrowings under the Company's unsecured revolving credit facility.

The unaudited pro forma condensed statements of income for the year ended October 31, 2004 present a combination of the historical statements of income for the Company and Spacelink as adjusted to reflect the purchase transaction in accordance with the purchase method of accounting and to reflect an income tax provision for Spacelink as if it were filing on a consolidated basis with the Company under the provisions of the Internal Revenue Code for the year ended October 31, 2004. A pro forma condensed statement of income is presented for the year ended October 31, 2004 as if the acquisition had occurred as of November 1, 2003.

The pro forma condensed statement of income for the year ended October 31, 2004 includes the Company's results of operations for the year ended October 31, 2004 and Spacelink's audited results of operations for the year ended December 31, 2004.

The unaudited pro forma results are not necessarily indicative of the combined results that would have occurred had the acquisition actually taken place on November 1, 2003, nor are they necessarily indicative of the results that may occur in the future. The pro forma financial statements should be read in conjunction with the related historical financial statements.

Note B - Income Taxes

Pro forma adjustments to the condensed statements of income include an income tax provision as if Spacelink had filed on a consolidated basis with the Company for the period presented using the Company's historical effective tax rate of 38%.

                                     2

Note C - Pro Forma Adjustments

The purchase price including acquisition costs, less cash acquired of $1,822, was $149,705. The purchase price for Spacelink was allocated as follows:

         Estimated fair value of Spacelink assets                           $   29,605
         Estimated fair value of Spacelink liabilities                         (10,274)
                                                                            ----------

         Estimated fair value of Spacelink net assets                           19,331
         Excluded assets:
            Unbilled accounts receivable                                       (1,600)
            Investments                                                           (15)
            Investment in Intelsat                                             (1,632)
         Acquired customer-related intangibles                                 13,810
                                                                            ---------

         Estimated fair value of Spacelink net assets acquired                 29,894
         Cost in excess of net assets acquired                                121,633
                                                                            ---------
                                                                              151,527
         Cash acquired                                                         (1,822)
                                                                            ---------
         Purchase price, net of cash acquired                               $ 149,705
                                                                            =========

The tax basis of the acquired assets and liabilities equals the financial statement values as a result of the Company's tax election to treat the stock purchase as an asset purchase.

As a result of the acquisition, net interest expense has been increased by $4,387 for the year ended October 31, 2004 based on an interest rate of 3.215%. The effect on net income of a 1/8% variance in interest rates is $237 for the year ended October 31, 2004.

A pro forma adjustment was made to increase selling, general and administrative expense by $4,243 for amortization of acquired customer-related intangibles. See further discussion of these acquired intangible assets in Note D to the Pro Forma Condensed Financial Statements for the three months ended January 31, 2005.

The income tax provision has been adjusted to reflect the estimated income tax effects of pro forma adjustments and the effect of reflecting income tax for Spacelink as described in Note B. These adjustments to the pro forma income statements were computed assuming the transaction was consummated at the beginning of the period presented.

Spacelink historical results include $1,076 of one-time bonus expenses and $938 of transaction costs.


Note D - Stock Split

On April 15, 2005, the Company effected a three-for-two stock split in the form of a 50% stock dividend. All share and per share amounts in this report have been adjusted to reflect this stock split.


                                     3

Engineered Support Systems, Inc.
Pro Forma Consolidated Statements of Income (Unaudited)
For the Three Months Ended January 31, 2005
(In thousands, except per share amounts)


                                                   ESSI for    Spacelink for                   Pro Forma for
                                                 Three Months   Three Months                   Three Months
                                                    Ended           Ended        Pro Forma        Ended
                                                  1/31/2005      12/31/2004     Adjustments     1/31/2005
                                                  ---------      ----------     -----------     ---------
Net revenues                                      $  233,533     $   23,603     $               $  257,136

Cost of revenues                                     175,989         22,604                        198,593
                                                  ----------     ----------     ----------      ----------

Gross Profit                                          57,544            999                         58,543

Selling, general and administrative
expense                                               24,553          1,564          1,061          27,178

Loss on sale of assets                                     1                                             1
                                                  ----------     ----------     ----------      ----------

Income from Continuing Operations                     32,990           (565)        (1,061)         31,364

Interest expense                                         (7)            (11)        (1,097)         (1,115)

Interest income                                          261             18                            279
                                                  ----------     ----------     ----------      ----------

Income before income taxes                            33,244           (558)        (2,158)         30,528

Income tax provision                                  12,633                        (1,032)         11,601
                                                  ----------     ----------     ----------      ----------

Net income                                        $   20,611     $     (558)    $   (1,126)     $   18,927
                                                  ==========     ==========     ==========      ==========

Basic earnings per share                          $     0.51                                    $     0.47
                                                  ==========                                    ==========

Diluted earnings per share                        $     0.48                                    $     0.44
                                                  ==========                                    ==========

Average shares outstanding
     Basic                                            40,241                           342          40,583
                                                  ==========                    ==========      ==========
     Diluted                                          42,522                           342          42,864
                                                  ==========                    ==========      ==========

                                     4

Engineered Support Systems, Inc.
Pro Forma Condensed Consolidated Balance Sheets (Unaudited)
January 31, 2005
(In thousands, except per share amounts)


                                                    ESSI at      Spacelink at     Pro Forma      Pro Forma
                                                   1/31/2005      12/31/2004     Adjustments    at 1/31/2005
                                                   ---------      ----------     -----------    ------------
Cash and cash equivalents                          $  10,334      $      25      $  (1,822)      $   8,537
Accounts receivable                                  128,885         21,990                        150,875
Contracts in process and inventories                  73,107          1,981         (1,600)         73,488
Deferred income taxes                                  6,921                                         6,921
Other current assets                                  11,098            790            (15)         11,873
                                                   ---------      ---------      ---------       ---------
     Total Current Assets                            230,345         24,786         (3,437)        251,694

Property, plant and equipment, net                    48,379          3,172                         51,551
Goodwill                                             191,422                       121,633         313,055
Acquired intangibles                                  43,304                        13,810          57,114
Deferred income taxes                                  2,097                                         2,097
Other assets                                          13,905          1,647         (1,632)         13,920
                                                   ---------      ---------      ---------       ---------

     Total Assets                                  $ 529,452      $  29,605      $ 130,374       $ 689,431
                                                   =========      =========      =========       =========

Notes payable                                      $              $              $ 136,462       $ 136,462
Current maturities on long-term debt                     371                                           371
Accounts payable                                      63,044          3,915                         66,959
Other current liabilities                             44,241          5,283                         49,524
                                                   ---------      ---------      ---------       ---------
     Total Current Liabilities                       107,656          9,198        136,462         253,316
                                                                                 ---------

Long-term debt                                         1,005                                         1,005
Additional minimum pension liability                  28,237                                        28,237
Other liabilities                                     14,126          1,076                         15,202

Shareholders' Equity                                 378,428         19,331        (19,331)        391,671
                                                                                    13,243
                                                   ---------      ---------      ---------       ---------

Total Liabilities & Shareholders' Equity           $ 529,452      $  29,605      $ 130,374       $ 689,431
                                                   =========      =========      =========       =========

                                     5

Engineered Support Systems, Inc.
Pro Forma Condensed Financial Statements (Unaudited)
For the Three Months Ended January 31, 2005
(In thousands, except per share amounts)


Note A - Basis of Presentation

On February 7, 2005 Engineered Support Systems, Inc. (the "Company") acquired Spacelink International, LLC ("Spacelink"), which designs, integrates, operates and maintains deployed satellite and wireless networks for the U.S. Department of Defense, the U.S. intelligence community and other forward deployed federal agencies and multinational organizations worldwide. The purchase price including acquisition costs, net of $1,822 cash acquired, of $149,705 was financed with 342 shares of the Company's common stock valued at $13,243 and with $136,462 of borrowings under the Company's unsecured revolving credit facility.

The unaudited pro forma condensed statements of income for the three months ended January 31, 2005 present a combination of the historical statements of income for the Company and Spacelink as adjusted to reflect the purchase transaction in accordance with the purchase method of accounting and to reflect an income tax provision for Spacelink as if it were filing on a consolidated basis with the Company under the provisions of the Internal Revenue Code for the year ended October 31, 2004. A pro forma condensed statement of income is presented for the three months ended January 31, 2005 as if the acquisition had occurred as of November 1, 2003.

The pro forma condensed statement of income for the three months ended January 31, 2005 includes the Company's results of operations for the three months ended January 31, 2005 and Spacelink's unaudited results of operations for the three months ended December 31, 2004.

The unaudited pro forma results are not necessarily indicative of the combined results that would have occurred had the acquisition actually taken place on November 1, 2003, nor are they necessarily indicative of the results that may occur in the future. The pro forma financial statements should be read in conjunction with the related historical financial statements.

Note B - Income Taxes

Pro forma adjustments to the condensed statements of income include an income tax provision as if Spacelink had filed on a consolidated basis with the Company for the period presented using the Company's historical effective tax rate of 38%.

                                     6

Note C - Pro Forma Adjustments

The purchase price including acquisition costs, less cash acquired of $1,822, was $149,705. The purchase price for Spacelink was allocated as follows:

         Estimated fair value of Spacelink assets                      $  29,605
         Estimated fair value of Spacelink liabilities                   (10,274)
                                                                       ---------

         Estimated fair value of Spacelink net assets                     19,331
         Excluded assets:
            Unbilled accounts receivable                                  (1,600)
            Investments                                                      (15)
            Investment in Intelsat                                        (1,632)
         Acquired customer-related intangibles                            13,810
                                                                       ---------

         Estimated fair value of Spacelink net assets acquired            29,894
         Cost in excess of net assets acquired                           121,633
                                                                       ---------
                                                                         151,527
         Cash acquired                                                    (1,822)
                                                                       ---------
         Purchase price, net of cash acquired                          $ 149,705
                                                                       =========

The tax basis of the acquired assets and liabilities equals the financial statement values as a result of the Company's tax election to treat the stock purchase as an asset purchase.

As a result of the acquisition, net interest expense has been increased by $1,097 for the three months ended January 31, 2005 based on an interest rate of 3.215%. The effect on net income of a 1/8% variance in interest rates is $43 for the three months ended January 31, 2005.

A pro forma adjustment was made to increase selling, general and administrative expense by $1,061 for amortization of acquired customer-related intangibles. See further discussion of these acquired intangible assets in Note D below.

The income tax provision has been adjusted to reflect the estimated income tax effects of pro forma adjustments and the effect of reflecting income tax for Spacelink as described in Note B. These adjustments to the pro forma income statements were computed assuming the transaction was consummated at the beginning of the period presented.

Spacelink historical results include $1,076 of one-time bonus expenses and $938 of transaction costs.


Note D - Balance Sheet Purchase Accounting Adjustments

Included in the October 31, 2004 pro forma condensed consolidated balance sheet is a purchase accounting adjustment for cost in excess of net assets acquired of $121,633 (goodwill). The Company has completed its evaluation of the fair value of identifiable intangible assets and has included $13,810 of acquired customer-related intangibles on the January 31, 2005 pro forma condensed consolidated balance sheet. These acquired customer-related intangibles have a weighted average amortization period of 3.7 years. Additional purchase accounting adjustments to the pro forma condensed consolidated balance sheet include a $136,462 increase in notes payable and a $1,822 decrease in cash and cash equivalents necessary to finance the acquisition. Assets specifically excluded from the transaction include $1,600 of contracts in process and inventories, $15 of other current assets and $1,632 of other non-current assets. Shareholder's equity has been reduced by $19,331 related to Spacelink and has been increased by $13,243 representing 228 shares of the Company's common stock provided as consideration.


Note E - Stock Split

On April 15, 2005, the Company effected a three-for-two stock split in the form of a 50% stock dividend. All share and per share amounts in this report have been adjusted to reflect this stock split.

                                     7